EXHIBIT 32.2
CERTIFICATION ACCOMPANYING PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sherice P. Bench, Chief Accounting Officer of American Achievement Group Holding Corp., ACC Group Holding Corp. and American Achievement Corporation (the “Companies”), hereby certify that:

(1) The Quarterly Report of the Companies on Form 10-Q for the quarter ended May 26, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies as of the dates and for the periods expressed in the Report.

Date: July 10, 2007

/s/ SHERICE P. BENCH

Name:	Sherice P. Bench
Title:	Chief Accounting Officer
(principal accounting officer)